                                                                      EXHIBIT 32

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of LPA Holding Corp. and La Petite Academy, Inc. (the "Companies") on Form 10-K for the fiscal year ended July 2, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gary A. Graves, Chief Executive Officer and I, Neil P. Dyment, Chief Financial Officer of the Companies, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Companies.


/s/ Gary A. Graves                      /s/ Neil P. Dyment
-------------------------------------   ----------------------------------------
Gary A. Graves                          Neil P. Dyment
Chief Executive Officer                 Chief Financial Officer

September 30, 2005                      September 30, 2005